EXHIBIT 99.1


                             LETTER OF TRANSMITTAL
                        COMPANHIA BRASILEIRA DE BEBIDAS

                                EXCHANGE OFFER
                            FOR UP TO $500,000,000
                          AGGREGATE PRINCIPAL AMOUNT
                      OUTSTANDING OF 8.75% NOTES DUE 2013
                         UNCONDITIONALLY GUARANTEED BY
                   COMPANHIA DE BEBIDAS DAS AMERICAS - AMBEV
                                      FOR
                          A LIKE PRINCIPAL AMOUNT OF
                           NEW 8.75% NOTES DUE 2013
                         UNCONDITIONALLY GUARANTEED BY
                   COMPANHIA DE BEBIDAS DAS AMERICAS - AMBEV


               PURSUANT TO THE PROSPECTUS DATED AUGUST 10, 2004



-------------------------------------------------------------------------------
|     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON      |
| SEPTEMBER 8, 2004, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE | | EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00|
|     P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.                       |
-------------------------------------------------------------------------------




 By Registered or Certified       By Overnight Courier:               By Hand:                  By Facsimile:
            Mail:

    The Bank of New York          The Bank of New York          The Bank of New York         The Bank of New York
 Corporate Trust Department    Corporate Trust Department    Corporate Trust Department   Corporate Trust Department
 101 Barclay Street, 7 East    101 Barclay Street, 7 East    101 Barclay Street, 7 East         Attn: Kin Lau
     New York, NY 10286            New York, NY 10286            New York, NY 10286             (212) 298-1915

        Attn: Kin Lau                 Attn: Kin Lau                Attn: Kin Lau            Confirm by telephone:
                                                                                                (212) 815-3750

                            For information, call:
                                (212) 815-3750

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received the prospectus dated August 10, 2004 (the "Prospectus"), of Companhia Brasileira de Bebidas (the "Company") and Companhia de Bebidas das Americas - AmBev, and this letter of transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $500,000,000 of registered 8.75% Notes due 2013 (the "New Notes") of the Company for an equal principal amount of the Company's outstanding 8.75% Notes due 2013 (the "Original Notes"). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

     For each Original Note accepted for exchange, the holder of such Original Note will receive a New Note having a principal amount equal to that of the surrendered Original Note. The terms of the New Notes are substantially identical to the terms of the Original Notes, except that the New Notes will not contain terms with respect to transfer restrictions and will not require the Company to consummate a registered Exchange Offer.

     In the event that the Exchange Offer is not consummated and the Company has not otherwise provided for an effective registration statement permitting the free resale of the Original Notes on or prior to September 18, 2004, the annual interest rate borne by the Original Notes will be increased to 9.25% per annum (0.5% in excess of the initial rate) until the Exchange Offer is consummated.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Original Notes of any extension as promptly as practicable by oral or written notice thereof.

     This Letter is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if a tender of Original Notes, if available, is to be made by book-entry transfer to the account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.


                                          DESCRIPTION OF ORIGINAL NOTES
----------------------------------------------------------------------------------------------------------------
                                                               1                  2                 3

                                                                              AGGREGATE
                                                                          PRINCIPAL AMOUNT
                                                                          OF ORIGINAL NOTES   PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           CERTIFICATE       REPRESENTED BY    OF ORIGINAL NOTES
(PLEASE FILL IN, IF BLANK)                                  NUMBER(S)*       CERTIFICATE          TENDERED**
------------------------------------------------------ ----------------- -------------------- ------------------






                                                       ---------------------------------------------------------
                                                       TOTAL
----------------------------------------------------------------------------------------------------------------

*    Need not be completed if Original Notes are being tendered by book-entry transfer.

**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original
     Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
     See Instruction 1.
----------------------------------------------------------------------------------------------------------------


---
| |  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.
---

--- CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY | | TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE --- BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                              ------------------------------------------------

Account Number                        Transaction Code Number
               ---------------------                         -----------------

--- CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A | | NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND --- COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
                               -----------------------------------------------
Window Ticket Number (if any)
                             -------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                  ----------------------------
Name of Institution which guaranteed delivery
                                             ---------------------------------
IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number                    Transaction Code Number
              -----------------                         ----------------------

--- CHECK HERE IF YOU ARE A BROKER DEALER AND WISH TO RECEIVE 10 ADDITIONAL | | COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS --- THERETO.

Name:
      ------------------------------------------------------------------------
Address:
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Original Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Original Notes nor any such other person is engaged in, or intends to engage, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Original Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933 (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such New Notes are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Original Notes is an affiliate of the Company, and is engaged in, or intends to engage, or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes to the undersigned at the address shown above in the box entitled "Description of Original Notes."



                               THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF
                                ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED
                              TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.


--------------------------------------------------          ---------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 3 AND 4)                                    (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates of                       To be completed ONLY if certificates of
Original Notes not exchanged and/or New Notes are              Original Notes not exchanged and/or New Notes are
to be issued in the name of and sent to someone                to be sent to someone other than the
other than the person(s) whose signature(s)                    person(s) whose signature(s) appear(s) on this
appear(s) on this Letter above, or if Original                 Letter above or to such person(s) at an address
Notes delivered by book-entry transfer which are               other than shown in the box entitled
not accepted for exchange are to be returned by                "Description of Original Notes" on this Letter
credit to an account maintained at the Book-Entry              above.
Transfer Facility other than the account indicated
above.                                                         Mail New Notes and/or Original Notes to:

Issue New Notes and/or Original Notes to:                      Name(s):

Name(s):                                                                     (PLEASE TYPE OR PRINT)
         ------------------------------------------
               (PLEASE TYPE OR PRINT)

---------------------------------------------------            -------------------------------------------------
               (PLEASE TYPE OR PRINT)                                        (PLEASE TYPE OR PRINT)

Address:                                                       Address:
         ------------------------------------------                    -----------------------------------------

---------------------------------------------------            -------------------------------------------------
                (INCLUDING ZIP CODE)                                           (INCLUDING ZIP CODE)

    (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

---  Credit unexchanged Original Notes delivered
| |  by book-entry transfer to the Book-Entry
---  Transfer Facility account set forth below.


---------------------------------------------------
           (BOOK-ENTRY TRANSFER FACILITY
           ACCOUNT NUMBER, IF APPLICABLE)

-----------------------------------------------------          ---------------------------------------------------



IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)


x:
   -----------------------------------------------------------    -------------------------------------------, 2004

x: -----------------------------------------------------------    -------------------------------------------, 2004
                  (SIGNATURE(S) OF OWNER(S))                                          (DATE)

Area Code and Telephone Number:
                               -----------------------------------------------------------------------------


     If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s)
on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.  See Instruction 3.

Name(s):
        -----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               (PLEASE TYPE OR PRINT)
-------------------------------------------------------------------------------------------------------------------


Capacity:
          ---------------------------------------------------------------------------------------------------------
Address:
         ----------------------------------------------------------------------------------------------------------
                                                (INCLUDING ZIP CODE)



                                                SIGNATURE GUARANTEE
                                           (IF REQUIRED BY INSTRUCTION 3)
Signature Guaranteed by
an Eligible Institution:
                         ------------------------------------------------------------------------------------------
                                              (AUTHORIZED SIGNATURE)

-------------------------------------------------------------------------------------------------------------------
                                                      (TITLE)

-------------------------------------------------------------------------------------------------------------------
                                                  (NAME AND FIRM)

Dated:                                                                                                       , 2004
       ------------------------------------------------------------------------------------------------------



                                 INSTRUCTIONS

                  FORMING PART OF THE TERMS AND CONDITIONS OF
                            THE EXCHANGE OFFER FOR
                 UP TO $500,000,000 AGGREGATE PRINCIPAL AMOUNT
                      OUTSTANDING OF 8.75% NOTES DUE 2013
                      OF COMPANHIA BRASILEIRA DE BEBIDAS
                         UNCONDITIONALLY GUARANTEED BY
                   COMPANHIA DE BEBIDAS DAS AMERICAS - AMBEV
                                      FOR
                          A LIKE PRINCIPAL AMOUNT OF
                        REGISTERED 8.75% NOTES DUE 2013
                      OF COMPANHIA BRASILEIRA DE BEBIDAS
                         UNCONDITIONALLY GUARANTEED BY
                   COMPANHIA DE BEBIDAS DAS AMERICAS - AMBEV


1. DELIVERY OF THIS LETTER AND ORIGINAL NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

     Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed letter of transmittal (or facsimile thereof) and notice of guaranteed delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the letter of transmittal (or facsimile thereof), together with the certificate or certificates representing the Original Notes to be tendered in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution (as defined below) with the Exchange Agent and (iii) such properly completed and executed letter of transmittal (or facsimile thereof), as well as the certificate or certificates representing all tendered Original Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No letter of transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF ORIGINAL NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS.

     If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes--Principal Amount of Original Notes Tendered." A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that they have accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person or entity having deposited such Original Notes;
(iii) contain a description of the Original Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Original Notes and the principal amount of Original Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for Book-Entry Transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

     If this Letter is signed by a person other than the registered holder or holders of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or exchange, endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Original Notes.

     If the Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with the Letter.

     Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Original Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

     An exchange of Original Notes for New Notes will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. Federal income tax law generally requires that payments of principal and interest, including any Special Interest, on a note to a holder be subject to backup withholding unless such holder provides the Company (as payor) or other payor with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding at a 28% rate of all reportable payments of principal and interest, including any Special Interest.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

      To prevent backup withholding on reportable payments of principal and interest, including any Special Interest, by the Company (when acting as payor), each tendering holder of Original Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding,
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other successor form. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes "applied for" on that form, backup withholding at a 28% rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.

      Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.   TRANSFER TAXES.

     Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER.

7.   WAIVER OF CONDITIONS.

     The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

     Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                                 PAYOR'S NAME:

--------------------------------------- ------------------------------ --------------------------------------------
SUBSTITUTE                              PART 1 - PLEASE PROVIDE YOUR   TIN:
                                                                            ---------------------------------------
                                        TIN IN THE BOX AT RIGHT AND          Social Security Number or
                                        CERTIFY BY SIGNING AND               Employer Identification Number
                                        DATING BELOW
                                        ---------------------------------------------------------------------------
                                        Part-TIN Applied for | |
                                        ---------------------------------------------------------------------------

FORM W-9                                CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
Department of the Treasury
Internal Revenue Service                (1) The number shown on this form is my correct Taxpayer Identification
                                        Number (or I am waiting for a number to be issued to me),
Payer's Request for Taxpayer
Identification Number ("TIN")           (2) I am not subject to backup withholding because: (a) I am exempt
and Certification                       from backup withholding, (b) I have not been notified by the Internal
                                        Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                        (3) I am a U.S. person (including a U.S. resident alien).

                                        Signature                                              Date
                                                  -------------------------------------------


-------------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------------




          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                             Date
           ----------------------------------------       --------------------
------------------------------------------------------------------------------